UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): July 6, 2006

Sona Mobile Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12817	95-3087593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Third Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number including area code:	(212) 918-0584

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 6, 2006, M. Jeffrey Branman was elected by the Board of Directors of Sona Mobile Holdings Corp. (the “Company”) to fill a vacancy on the Company’s Board of Directors and to serve as Chairman of the Audit Committee and a member of the Compensation and Nominating Committee and Executive Committee of the Board of Directors.

The press release issued by the Company on July 12, 2006 related hereto is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release, dated July 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sona Mobile Holdings Corp.

(Registrant)

Date: July 12, 2006	By:	/s/ Stephen Fellows
		Name:	Stephen Fellows
		Title:	Chief Financial Officer

EXHIBIT LIST

Exhibit	Description

99.1	Press Release, dated July 12, 2006

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